UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2026

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Arrangement Agreement

On June 14, 2026, Vireo Growth Inc. (“Vireo” or the “Company”) entered into an arrangement agreement (the “Arrangement Agreement”) with C21 Investments Inc. (“C21”), pursuant to which Vireo agreed to acquire all of the issued and outstanding common shares (collectively, the “C21 Shares”) after exchange of all subordinate voting shares of C21 into C21 Shares by way of a statutory plan of arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “Plan of Arrangement” and, together with the Arrangement Agreement and related documents, the “Arrangement”).

Under the Arrangement, at the effective time of the Plan of Arrangement (the “Effective Time”), each issued and outstanding subordinate voting share of C21 (other than any C21 Share held by a dissenting shareholder) will be exchanged for 0.000001 common shares of C21. Following such exchange, each C21 common share outstanding immediately prior to the Effective Time (including C21 common shares issued upon such exchange, but excluding any C21 Shares held by dissenting shareholders or by Vireo or its affiliates) will be transferred to Vireo in exchange for 0.023052 subordinate voting shares of Vireo (the “Exchange Ratio”), with the subordinate voting shares of Vireo so issued referred to herein as the “Consideration Shares,” subject to customary anti-dilution adjustments as set forth in the Arrangement Agreement.

Treatment of Outstanding Options, Restricted Share Units, Deferred Share Units, Warrants and Convertible Debentures of C21

The Arrangement Agreement provides for the treatment of C21’s outstanding equity-based and convertible securities in accordance with the Plan of Arrangement and the governing plan documents and indentures, including:

•	each outstanding C21 restricted share unit and deferred share unit will vest and accelerate in full and be settled in C21 common shares immediately prior to the Effective Time;

•	each outstanding C21 option to purchase C21 common shares will be deemed fully vested immediately prior to the Effective Time and will be exchanged for a replacement option to acquire Vireo subordinate voting shares, with the number of Vireo shares and exercise price adjusted based on the Exchange Ratio, in accordance with the Plan of Arrangement; and

•	each outstanding C21 warrant and debenture will be assumed in accordance with its applicable indenture and the Plan of Arrangement, and upon exercise or conversion thereof, the holder will be entitled to receive, for the same aggregate consideration, the kind and aggregate number of Consideration Shares it would have received had it held the underlying C21 Shares immediately prior to the Effective Time.

Support Agreements

Concurrently with the execution of the Arrangement Agreement, Vireo entered into voting and support agreements with each of the directors and executive officers of C21 (collectively, the “Supporting Shareholders”). Under these agreements, each Supporting Shareholder has agreed, among other things, to vote all C21 Shares held by them in favor of the Arrangement at the special meeting of C21 shareholders called to approve the Arrangement and not to transfer their C21 Shares, subject to customary exceptions.

Conditions to Closing; Outside Date; Termination

Completion of the Arrangement is subject to customary conditions, including approval of the Arrangement by C21 shareholders, receipt of the interim and final orders of the Supreme Court of British Columbia, receipt of required regulatory approvals (including applicable cannabis regulatory approvals), the availability of applicable prospectus and registration exemptions, the absence of any order prohibiting completion of the Arrangement, and the accuracy of each party’s representations and warranties and compliance with covenants, subject to customary materiality qualifiers. Vireo’s obligation to complete the Arrangement is also subject to, among other things, holders of not more than 5% of the votes attached to the outstanding C21 Shares having exercised dissent rights, receipt of director resignations and releases, no material adverse effect in respect of C21 and C21’s aggregate transaction expenses not exceeding $2,000,000.

The Arrangement Agreement provides for an outside date of May 31, 2027 (the “Outside Date”), after which either party may terminate the Arrangement Agreement if the Arrangement has not been completed, subject to the terms and conditions of the Arrangement Agreement. The Arrangement Agreement may also be terminated in other customary circumstances, including upon mutual written agreement of the parties, failure to obtain the required C21 shareholder approval, or the issuance of a final, non-appealable order or law prohibiting completion of the Arrangement, subject in each case to certain exceptions and, where applicable, to payment of the termination fee or expense reimbursement fee described below.

In certain circumstances, C21 will be required to pay Vireo a termination fee of $3,000,000, including if (i) C21 terminates the Arrangement Agreement to enter into a definitive agreement in respect of a Superior Proposal (as defined in the Arrangement Agreement); (ii) Vireo terminates the Arrangement Agreement following a change, withdrawal or adverse modification of the C21 board’s recommendation in favor of the Arrangement or a material breach of C21’s non-solicitation obligations; or (iii) the Arrangement Agreement is terminated in certain circumstances (including failure to obtain C21 shareholder approval or the Outside Date having passed) after an Acquisition Proposal (as defined in the Arrangement Agreement) has been made or publicly announced, and C21 enters into an agreement or completes an Acquisition Proposal within 12 months of such termination (and, in the case of an agreement entered into within such 12-month period, such Acquisition Proposal is subsequently completed, whether or not within such period) (subject to certain thresholds and exceptions). The Arrangement Agreement also provides for an expense reimbursement fee of $1,000,000 payable by either party in specified breach-related termination circumstances.

The foregoing description of the Arrangement Agreement and the Plan of Arrangement does not purport to be complete and is qualified in its entirety by reference to the full text of the Arrangement Agreement and the Plan of Arrangement, which are filed as Exhibit 2.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Copies of the Arrangement Agreement and the Plan of Arrangement have been filed to provide shareholders with information regarding their terms and conditions and are not intended to provide any factual information about the Company, C21 or their respective businesses. The representations, warranties and covenants contained in the Arrangement Agreement and the other agreements referenced herein have been made solely for the benefit of the parties to such agreements, and are not intended as statements of fact to be relied upon by the Company’s shareholders, but rather, as a way of allocating the risk between the parties thereto in the event the statements therein prove to be inaccurate. Statements made in the Arrangement Agreement have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Arrangement Agreement, which disclosures are not reflected in the Arrangement Agreement or such plan of arrangement. Moreover, such statements may no longer be true as of a given date and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. Accordingly, shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or C21 or their respective businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement and such plan of arrangement and such other agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Item 7.01	Regulation FD Disclosure

On June 15, 2026, the Company issued a press release announcing the matters disclosed in this Current Report on Form 8-K, which is attached as Exhibit 99.1 hereto and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information in this Item 7.01 disclosure, including Exhibit 99.1, and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Exchange Act.

Forward-Looking Statements and Information

Certain statements contained or incorporated by reference in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of applicable securities laws. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements, including statements regarding the completion of the Arrangement pursuant to the Arrangement Agreement, including approval of the Arrangement by the shareholders of C21 and by the Supreme Court of British Columbia, the receipt of required regulatory approvals (including approvals from state and municipal cannabis regulatory authorities and other governmental entities), the anticipated timing and benefits of the Arrangement, the Company’s intention to rely on the exemption from registration provided by Section 3(a)(10) of the U.S. Securities Act of 1933, as amended, for the issuance of the consideration shares and replacement options, and the anticipated listing of such securities on the Canadian Securities Exchange, as well as other statements that are not historical facts.

There are several risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from the forward-looking statements, including risks related to the adverse impact of the Arrangement on the Company’s and C21’s businesses, financial condition and results of operations; the Company’s ability to successfully consummate the Arrangement; the Company’s ability, together with C21, to obtain the required approvals of the shareholders of C21, the Supreme Court of British Columbia and applicable regulatory authorities (including state and municipal cannabis regulatory authorities and other governmental entities) on a timely basis or at all; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the completion of the Arrangement; the effects of the completion of the Arrangement on the Company and C21 and the interests of various constituents; risks and uncertainties associated with completion of the Arrangement, some of which are beyond the Company’s control, including the possibility that the Arrangement Agreement may be terminated in accordance with its terms in connection with the emergence of a superior proposal, a failure to obtain required approvals or a failure to satisfy other closing conditions (including the dissent rights and transaction expense conditions); risks relating to the regulation of cannabis and cannabis-related activities, including the fact that adult use cannabis remains illegal under U.S. federal law, changes in or differing interpretations of laws and regulations, and the ability of the Company and C21 to obtain and maintain required licenses, permits and approvals; subject to the successful outcome of the Arrangement, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; as well as the other risks set out in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which is filed with the SEC and available on EDGAR and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The completion of the Arrangement remains subject to material conditions, including satisfaction of all conditions to the Arrangement Agreement, such as approval of the Arrangement by the shareholders of C21, approval by the Supreme Court of British Columbia, the receipt of required regulatory approvals and the satisfaction or waiver of other closing conditions, and there can be no assurance that the Company will be successful in completing the Arrangement or any other similar transaction on the terms described herein, on different terms, or at all. This Current Report on Form 8-K does not constitute an offer to sell or buy, or the solicitation of an offer to sell or buy, the securities referred to herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1+**	Arrangement Agreement, dated June 14, 2026, by and between Vireo Growth Inc. and C21 Investments Inc. (including the Plan of Arrangement attached as Schedule A thereto)
99.1*	Press Release, dated as of June 15, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*Furnished herewith

+Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules have been omitted and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

**Certain confidential information has been excluded from this exhibit because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC. (Registrant)

By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer

Date: June 18, 2026